UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 17, 2006
                                                 (November 17, 2006)

                           U.S. PHYSICAL THERAPY, INC.
             (Exact name of registrant as specified in its charter)

               Nevada                       1-11151             76-0364866
-----------------------------------         -------       ----------------------
(State or other jurisdiction of         (Commission File     (I.R.S. Employer
 incorporation or organization)              Number)        Identification No.)


1300 West Sam Houston Parkway South, Suite 300, Houston, Texas          77042
---------------------------------------------------------------        ---------
    (Address of Principal Executive Offices)                          (Zip Code)

       Registrant's telephone number, including area code: (713) 297-7000


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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Item 8.01         Other Events

On November 17, 2006, U.S. Physical Therapy (the "Company") acquired a 65% interest in an eight clinic physical and occupational therapy practice located in the southwest. The initial purchase price was $5,959,000 consisting of $5,082,000 of cash and an $877,000 seller note. If the practice achieves certain levels of operating results within the next three years an earnout of up to $1,500,000 may be payable as additional purchase consideration. In 2005, the practice had revenues of $5,100,000.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  U.S. PHYSICAL THERAPY, INC.


Dated: November 17, 2006                          By:  /s/ LAWRANCE W. MCAFEE
                                                     ------------------------
                                                       Lawrance W. McAfee
                                                      Chief Financial Officer
                                                  (duly authorized officer and
                                                     principal financial and
                                                        accounting officer)